Finance debt - Current finance debt (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Financial instruments [Abstract]
Collateral liabilities	$ 385	$ 458
Non-current finance debt due within one year	2,175	2,400
Other including US Commercial paper programme and bank overdraft	4,664	3,138
Total current finance debt	$ 7,223	$ 5,996
Weighted average interest rate (%)	3.60%	3.77%